Exhibit 10.2

FIRST AMENDMENT

TO

THE COMPLETE RESTATEMENT OF

COMPUTER TASK GROUP, INCORPORATED

STOCK EMPLOYEE COMPENSATION TRUST

AND

TERMINATION OF TRUST

This First Amendment to the Computer Task Group, Incorporated Stock Employee Compensation Trust is made on May 20, 2016, between BUFFALO CTG LLC, the Trust Protector (“Trust Protector”), COMPUTER TASK GROUP, INCORPORATED, the Trustor (“Trustor”) and SOUTH DAKOTA TRUST COMPANY LLC, as the Trustee (“Trustee”).

RECITALS

1. COMPUTER TASK GROUP, INCORPORATED (“CTG”), as Trustor, and SOUTH DAKOTA TRUST COMPANY LLC, as Trustee, entered into a trust agreement effective January 1, 2014 (the “Trust Agreement”) known as the COMPLETE RESTATEMENT OF COMPUTER TASK GROUP, INCORPORATED EMPLOYEE STOCK COMPENSATION TRUST (the “Trust”); and

2. Paragraph 12.1 of the Trust Agreement appointed BUFFALO CTG LLC as Trust Protector of the Trust and granted to the Trust Protector the power to amend or modify or terminate the Trust Agreement to take advantage of laws governing the administration of the Trust; and

3. THOMAS R. BEECHER, JR., is the current duly-acting Manager of BUFFALO CTG LLC and has authority to enter into this Agreement on behalf of the Trust Protector; and

4. In the exercise of such powers and by delivery of this instrument to the Trustee and Trustor, the Trust Protector hereby amends and modifies the Trust Agreement as hereafter provided; and

5. In the further exercise of such powers, the Trust Protector hereby terminates the Trust Agreement as hereafter provided.

ITEM 1

The Trust Protector hereby amends the Trust Agreement by removing Paragraph 8.2 by replacing it with the following:

8.2. Subject to this Section, the Trust will terminate on the earlier of (a) the date the Trust no longer holds any assets, (b) December 31, 2024, (c) the date specified in a written notice of termination given by the Board of Directors to the Trustee, or (d) action by the Trust Protector terminating the Trust as permitted by paragraph 12.1, herein.

Upon termination of the Trust other than upon a Change of Control upon action to terminate the Trust taken by the Trust Protector pursuant to Paragraph 12.1, herein, the Trustee shall transfer all the assets of the Trust Fund to the Company to be held in its treasury.

The Trust shall become irrevocable and nonamendable and shall terminate automatically upon a Change of Control. The Company shall notify the Trustee of the occurrence of a Change of Control as soon as possible after its occurrence. Immediately upon a termination of the Trust after a Change of Control, the Company shall be deemed to have forgiven all amounts then outstanding under any Loan, including accrued and unpaid interest. As soon as practicable after receiving notice from the Company of a Change of Control, the Trustee shall sell all of the Company Stock and other non-cash assets (if any) then held in the Trust Fund as directed by the Committee. The proceeds of such sale shall first be returned to the Company up to an amount equal to the principal amount of any Loan and any accrued but unpaid interest thereon that was forgiven upon such termination. Any funds remaining in the Trust after such payment to the Company shall be distributed with reasonable promptness to the Plans as directed by the Committee.

ITEM 2

The Trust Protector hereby terminates the Trust Agreement as permitted in Paragraph 12.1(d)(ii), and all Trust Fund assets shall be distributed from the Trust to corporate treasury of CTG as set forth in amended Paragraph 8.2, above.

In all other respects, except as hereinabove amended, the Trust Agreement remains in full force and effect during any period necessary for the Trustee to effect the above termination of the Trust.

IN WITNESS WHEREOF, BUFFALO CTG LLC, Trust Protector, COMPUTER TASK GROUP, INCORPORATED, as Trustor, and SOUTH DAKOTA TRUST COMPANY LLC, as Trustee, have signed this First Amendment on or as of the date first written above.

In the presence of:

/s/ THOMAS R. BEECHER, JR.
Witness	THOMAS R. BEECHER, JR.
As Manager of BUFFALO CTG LLC, Trust Protector

Witness

/s/ Peter P. Radetich
Witness	COMPUTER TASK GROUP,
INCORPORATED, as Trustor
By:
Its:

Witness

/s/ Patti Graumann
Witness	SOUTH DAKOTA TRUST COMPANY LLC, as Trustee
By: Patti Graumann
Its: Trust Officer

Witness

STATE OF NEW YORK	)
) ss.
COUNTY OF	)

Execution of the foregoing instrument was acknowledged before me this              day of                     , 2016, by THOMAS R. BEECHER, JR., as Manager of BUFFALO CTG LLC, Trust Protector.

Notary Public
STATE OF NEW YORK	)
) ss.
COUNTY OF	)

Execution of the foregoing instrument was acknowledged before me this day of , 2016, by , as of COMPUTER TASK GROUP, INCORPORATED, Trustor.

Notary Public

STATE OF SOUTH DAKOTA	)
) ss.
COUNTY OF MINNEHAHA	)

Execution of the foregoing instrument was acknowledge before me this              day of                     , 2016 by                                 , the                      of SOUTH DAKOTA TRUST COMPANY LLC.

Notary Public

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